                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 1997

                        PAXSON COMMUNICATIONS CORPORATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                        1-13452                           59-3212788
-------------------------------------------------------------------------------
(State or other                 (Commission              IRS Employer
jurisdiction of                 File Number)             Identification No.
incorporation)

          601 Clearwater Park Road, West Palm Beach, Florida 33401-6233
------------------------------------------------------------------------------
               (Address of principal executive offices)(zip code)

Registrant's telephone number, including area code:      (561) 659-4122
                                                        ----------------------
N/A
------------------------------------------------------------------------------
 (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

Two wholly-owned subsidiaries of the Registrant owned and operated WPBF-TV, the West Palm Beach, Florida ABC Network affiliate. On March 27, 1997, such subsidiaries, Paxson Communications of West Palm Beach-25, Inc. ("WPBF-25") and Paxson West Palm Beach License, Inc. ("Palm Beach License"), entered into an asset purchase agreement (the "Asset Sale Agreement") with The Hearst Corporation ("Hearst") pursuant to which the subsidiaries agreed to sell substantially all of their assets to Hearst for $85 million. The Asset Sale Agreement is expected to be consummated during the second half of 1997 after, among other things, receipt of all necessary Federal Communications Commission and other regulatory approvals.

       On April 29, 1997, the Registrant sold its interests in WPBF-TV which sale was consummated through a merger of WPBF-25 with and into WPBF Merger, Inc. ("WPBF Merger"), and the merger of Palm Beach License with and into
WPBF License, Inc. ("WPBF License"), a wholly-owned subsidiary of WPBF Merger, for consideration payable to Paxson Communications of Florida, Inc., a wholly-owned subsidiary of the Registrant, of $85,000,000, consisting of $75 million cash and a subordinated promissory note (the "Note") in the principal amount of $10 million (collectively, the "Merger"). The Note bears interest at the Federal Funds Rate plus three percent and is payable upon the earlier of
(i) April 29, 2007 and (ii) or the closing of the sale of WPBF-TV to Hearst under the Asset Sale Agreement. WPBF Merger is controlled by Lowell W. Paxson ("Mr. Paxson"), the Chairman of the Board and Chief Executive Officer of the Registrant. WPBF Merger and WPBF License obtained a loan to finance the Merger from Banque Paribas. Neither the Registrant nor any of its Subsidiaries is liable for the repayment of such loan.

       In connection with the Merger, the Registrant entered into a time brokerage agreement with WPBF Merger pursuant to which the Registrant acquired the right to sell substantially all of the air-time of WPBF-TV and agreed to provide certain management and other services to WPBF Merger. The amounts payable under such time brokerage agreement are expected to approximate WPBF-TV's operating costs and the interest and fees payable in connection with the aforementioned loan until the Asset Sale Agreement is closed. An effect of the Merger was the Registrant received a majority of the consideration payable in connection with the sale of WPBF-TV on April 29, 1997 rather than some time in the second half of 1997 or later.


Item 7.     Financial Statements and Exhibits.

       (a)  Pro Forma Financial Information.

            Paxson Communications Corporation Unaudited Pro Forma Consolidated Balance Sheet at December 31, 1996

In February and March 1997, the Registrant entered into agreements to sell its interest in WTVX-TV and WPBF-TV, respectively, and thus discontinue the operations of the Paxson Network Affiliated Television segment. As a result of the decision to sell both stations, the results of operations for the Paxson Network Affiliated Television segment, net of applicable income taxes, were reclassified and presented as discontinued operations for the years ended December 31, 1996, 1995 and 1994. Accordingly, the Paxson Communications Corporation Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996 has not been presented with this Form 8-K. See Paxson Communications Corporation Consolidated Statements of Operations and Note
2. Discontinued Operations in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, which was filed with the United States Securities and Exchange Commission and is incorporated herein by reference.

   (c)      Exhibits.

   Exhibit Number                    Description
   --------------                    -----------

          2.1       Merger agreement, dated as of April 29, 1997 among WPBF
                    Merger, Inc. and WPBF License, Inc. and Paxson
                    Communications of West Palm Beach-25, Inc. and Paxson West
                    Palm Beach License, Inc.

          2.2       Paxson Communications of West Palm Beach - 25, Inc. and
                    Paxson West Palm Beach License, Inc. Subordinated Promissory
                    Note, dated April 29, 1997

          2.3 Time brokerage agreement, dated April 29, 1997 by and between Paxson Communications of West Palm Beach - 25, Inc., and Paxson West Palm Beach License, Inc., and Paxson
                    Communications of Florida, Inc.

          2.4       Asset purchase agreement, dated March 25, 1997, by and
                    between Paxson Communications of West Palm Beach-25, Inc.
                    and The Hearst Corporation, for television station WPBF(TV),
                    West Palm Beach, Florida (filed as exhibit 10.154 with the
                    Registrant's Annual Report on Form 10-K dated December 31,
                    1996)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PAXSON COMMUNICATIONS
                                  CORPORATION
                                  (Registrant)



                                  By: /S/ Arthur D. Tek
                                      -----------------
                                       Arthur D. Tek,
                                       Vice President, Chief
                                       Financial Officer, Director

                                  Date:  April 29, 1997

PAXSON COMMUNICATIONS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet data gives effect to the above events as if they had occurred on December 31, 1996.

The pro forma adjustments are based upon available information and certain assumptions that the Registrant believes are reasonable under the circumstances.

                        PAXSON COMMUNICATIONS CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)



                                                                    At December 31, 1996
                                                            -------------------------------------------
                                                                              WPBF-TV
                                                             Registrant         Sale          Pro Forma
                                                            -------------------------------------------

              ASSETS
Current Assets:
  Cash and cash equivalents                                  $  61,749        $ 75,000         $134,749
                                                                                (2,000)
  Accounts receivable, net                                      29,861                           29,861
  Note receivable                                                    -          10,000           10,000
  Prepaid expense and other current assets                       2,713             (31)           2,682
  Current program rights                                         1,512            (731)             781
                                                             ------------------------------------------
     Total current assets                                       95,835          82,238          178,073
                                                             ------------------------------------------
Property and equipment, net                                    144,415         (11,843)         132,572
Intangible assets, net                                         220,409         (15,046)         205,363
Investment in broadcast properties                              53,297                           53,297
Program rights, net                                              1,076            (243)             833
Other assets, net                                               28,150            (345)          27,805
                                                             ------------------------------------------
    Total assets                                             $ 543,182        $ 54,761         $597,943
                                                             ==========================================


LIABILITIES, REDEEMABLE SECURITIES AND COMMON STOCKHOLDER'S EQUITY


Current Liabilities:
  Accounts payable and accrued liabilities                   $  10,677        $   (497)        $ 10,180
  Accrued interest                                               6,684                            6,684
  Current portion of program rights payable                      1,629            (730)             899
  Current portion of long-term debt                                645                              645
                                                             -------------------------------------------
    Total current liabilities                                   19,635          (1,227)          18,408
                                                             ------------------------------------------

Program rights payable                                           1,000            (226)             774
Long-term debt                                                   3,408                            3,408
Senior subordinated notes, net                                 227,655                          227,655
Redeemable Junior preferred stock                               36,780                           36,780
Redeemable Exchangeable preferred stock                        147,929                          147,929
Class A Common Stock                                                40                               40
Class B Common Stock                                                 8                                8
Class A and B common stock warrants                              6,863                            6,863
Class C common stock warrants                                    2,336                            2,336
Stock subscriptions notes receivable                           (1,873)                           (1,873)
Additional paid in capital                                     209,621                          209,621
Deferred option plan compensation                              (6,398)                           (6,398)
Accumulated deficit                                          (103,822)          56,214          (47,608)
                                                             ------------------------------------------
    Total liabilities, redeemable securities and
      stockholders' equity                                   $ 543,182        $ 54,761         $597,943
                                                             ==========================================

                        Paxson Communications Corporation
             Notes to Unaudited Pro Forma Consolidated Balance Sheet
                                December 31, 1996
                                (in thousands)

The pro forma balance sheet at December 31, 1996 gives effect to: (i) the merger of WPBF-25 and Palm Beach License into WPBF Merger and WPBF License, respectively, for total consideration of $85,000,000, consisting of $75,000,000 in cash and $10,000,000 in the form of a note receivable. Certain assets and liabilities of WPBF-TV were not included in the merger and as such, were not included in the pro forma balance sheet adjustments, see discussion below.

The gain on the sale is based on the book value of certain assets and liabilities of WPBF-TV at December 31, 1996. The actual gain upon consummation of the sale may vary from the estimated gain at December 31, 1996. No tax effect has been included related to the WPBF-TV sale, as the Registrant has sufficient net operating loss carryforward's for utilization to offset the gain on sale of WPBF-TV. The deferred tax assets associated with these net operating loss carryforward's have been fully reserved for in the past as a result of prior uncertainty surrounding their recoverability.

The assets and liabilities of WPBF-TV sold at December 31, 1996, excludes cash and cash equivalents, accounts receivable, senior subordinated notes, the related deferred loan origination costs and accrued interest payable which will be retained by the Registrant.



                                        8